Related Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions

Note 4 - Related Party Transactions

(a) Related Parties

As of December 31, 2013 and 2012, the entities of the Predecessor were owned 100% directly or indirectly by VTTI except for ETT and FTL which the Partnership owns 90% of the economic interest. As of December 31, 2014, VTTI has a 51% interest in us and VTTI directly owns 64% of VTTI Operating. VTTI is owned 50% by Vitol and 50% by MISC. The Vitol Group of companies is a trading company in, amongst others, oil and oil related products, which use the storage, throughput and ancillary services from the Predecessor.

Vitol and MISC

There are no significant related party transactions with MISC. The revenue from Vitol can be broken down as follows:

(in US$ millions)	2014	2013	2012
Terminaling and througput fees	212.9	205.5	170.9
Excess throughput & ancillary services	19.5	22.4	14.5

Vitol Group total	232.4	227.9	185.4

VTTI

VTTI Partners uses central services for information technology (“IT”) related services, health, safety and environmental (“HSE”) services, human resources (“HR”) recruitment and management development services, various interest and guarantee commissions from VTTI and for other central management and administrative functions. A breakdown of the central service costs included is as follows:

(in US$ millions)	2014	2013	2012
IT and IT related services	3.0	2.1	2.1
HSE services	0.1	0.2	0.2
HR services	11.8	11.5	8.5
Interest expense	13.5	22.3	15.8
Guarantee commission	—	0.3	0.3
Share in governance and stewardship VTTI	4.6	4.0	3.7
Long Term Incentive Plan	3.3	0.3	—
Other general and administrative expenses	3.0	2.7	2.3

Total related party services	39.3	43.4	32.9

Prior to our IPO these costs that are included in the consolidated and combined carve-out statements are stated at cost plus a margin or were allocated to the Partnership using allocation methods based on revenue, construction in progress, maturity and size of the terminals. Additionally certain central management and administrative costs such as governance and stewardship, long term incentive and general and administrative costs were allocated prior to the IPO to appropriately reflect costs incurred by VTTI on behalf of the Partnership as described in Note 2. Subsequent to our IPO, these costs are charged to the Partnership pursuant to the related contractual agreements (described further below) or at cost plus a margin.

IT and IT related services relate to the use of the internally developed software to support the customer, customs, operation, accounting and cash management processes. In addition, IT related services includes fees for the development, maintenance and hosting of the VTTI corporate network and desktop environments.

HSE services relate to the advice, support and knowledge sharing activities of the central HSE department. The facilitation of Hazard and Operability Analyses (HAZOP) and safety and incident investigation are also included in these charges.

HR services relate to employment of the employees of the terminals Euro Tank Terminal B.V. (Rotterdam), Eurotank Amsterdam B.V. (Amsterdam) and Antwerp Terminal and Processing Company N.V. (Belgium).

Interest expense related to the charged intercompany interest on intercompany debt from the Partnership to VTTI, and guarantee commissions related to the bank guarantees (if any) given to third parties by VTTI on behalf of VTTI Partners.

Governance and stewardship of VTTI, long term incentive plan and other general and administrative expense include other expenses incurred by VTTI which are charged to the Partnership in accordance with the Partnership agreement as these costs are incurred on their behalf. These costs consist mainly of salary and benefits and other administrative costs.

(b) Receivable and Payables to Owners and Affiliates

The accounts receivable as of December 31, 2014 and 2013 resulting from the related party transactions are as follows:

(in US$ millions)	2014	2013
Vitol group of companies	18.8	14.1
VTTI group of companies	4.8	8.7

Trade account receivables	23.6	22.8

The accounts payable as of December 31, 2014 and 2013 resulting from the related party transactions are as follows:

(in US$ millions)	2014	2013
Vitol group of companies	0.1	6.7
VTTI group of companies	4.3	38.1

Trade account payables	4.4	44.8

Amounts due to owners and affiliates are unsecured, and are intended to be settled in the ordinary course of business. No provisions for doubtful accounts have been accounted for receivables from owners and affiliates.

(c) Long-term Debt Affiliates

The Partnership has long-term debt with VTTI originating from historical capital investments in the terminals. The long-term debt is interest bearing based on an interest structure similar to VTTI’s interest structure with their third party banks. This affiliate debt was settled in conjunction with our formation transactions including converting $200.0 million of debt into equity. See Note 10 - Long-term Debt.

(d) ATB Phase 2 Construction

Prior to our IPO, our subsidiary, ATT Tanjung Bin Sdn Bhd, or ATB, began construction of the second phase of our Johore terminal (“ATB Phase 2”). In conjunction with the IPO and pursuant to the Omnibus Agreement, we agreed to transfer all assets related to the development, construction or operation of ATB Phase 2 to VTTI as promptly as reasonably practicable after the closing of our IPO. After good faith efforts to transfer these assets, we have found it reasonably impracticable to do so, and ATB will continue to own the assets.

In July 2014, VTTI granted to ATB a $95 million loan facility. ATB periodically draws on this facility to pay for costs and expenses related to ATB Phase 2. As of December 31, 2014, $56.1 million is outstanding and incurs interest at a rate of LIBOR plus a margin of 3.5%. ATB may utilize the facility upon three business days’ notice to VTTI. VTTI additionally agreed to indemnify ATB from all claims and losses incurred by ATB in connection with ATB Phase 2. In consideration for VTTI’s obligations under the ATB Phase 2 Facility, ATB agreed to remit to VTTI all revenue received from ATB Phase 2 in excess of the costs ATB incurs to operate ATB Phase 2. Such excess revenue will initially repay the outstanding amounts drawn on the ATB Phase 2 Facility and, upon repayment of the amounts outstanding under the facility in full, will be remitted to VTTI without restriction. ATB’s repayment obligations will commence when ATB Phase 2 is completed.

In conjunction with our formation transactions, we recognized $24.4 million of construction work in progress and a corresponding liability for the amount due under the ATB Phase 2 Loan. The $24.4 million liability was then settled as part of our formation transactions. During the period ended December 31, 2014, fixed asset additions of $56.1 million were incurred related to ATB phase 2 and a corresponding amount was drawn down under the related facility. See Note 10 - Long-term Debt for additional information on the ATB Phase 2 Loan.

(e) Indemnifications and guarantees

Tax indemnifications

In conjunction with our IPO and formation transactions and pursuant to the Omnibus Agreement, VTTI has indemnified us of all tax liabilities attributable to the operation of the assets contributed to us prior to the time they were contributed.

Environmental indemnifications

In conjunction with our IPO and formation transactions and pursuant to the Omnibus Agreement, VTTI has indemnified us for all known liabilities exceeding $29.8 million in the aggregate and certain unknown liabilities arising out of any violation of environmental laws and any environmental condition or event associated with the operation of our assets and occurring at or before the closing of our IPO whether discovered before or after the closing of our IPO. Indemnification for all known environmental losses is limited to those identified within five years of the applicable completion dates of soil remediation projects at our Amsterdam and Antwerp terminals. Indemnification for all unknown environmental liabilities is limited to those identified prior to the fifth anniversary of the closing of our IPO. Liabilities resulting from a change in law after the closing of our IPO are excluded from the environmental indemnity. There is an aggregate cap of $10 million on the amount of indemnity coverage provided by VTTI for environmental and toxic tort liabilities. No such claim may be made unless the aggregate dollar amount of all claims exceeds $500,000 in which case VTTI is liable for claims only to the extent such aggregate amount exceeds $500,000.

Guarantees

In conjunction with our IPO and pursuant to the Omnibus Agreement, VTTI has guaranteed the rates of certain capacity currently contracted by Vitol, at current rates for a specified period of time after the applicable Vitol terminaling services agreement expires, resulting in an overall weighted average contract tenor of more than four years as of December 31, 2014. If Vitol does not renew a certain terminaling services agreement, at the end of such agreement’s duration, VTTI will either contract a third-party customer to replace Vitol’s commitments or reimburse us for any losses resulting from Vitol’s expiring contract for a period of either three or five years from June 30, 2014. If Vitol does not renew an expiring terminaling services agreement, other than in connection with a breach by us or our subsidiaries, and VTTI is unable to contract a third-party customer to replace Vitol’s commitments, VTTI will reimburse us for the aggregate monthly amount that Vitol would have paid under all the expiring terminaling services agreements, less the amount actually received under the terminaling services agreements, until the expiration of the Guarantee Period (as defined in the Omnibus Agreement). If VTTI fails to reimburse us for such losses, Vitol and MISC, jointly and severally, agree to pay the reimbursement amount no later than the second business day after such failure to pay. The table below specifies Vitol’s existing storage capacity and the duration that VTTI will provide the guarantee for each respective terminal:

Terminal	Vitol Storage Capacity (MMBbls)	Guarantee Duration from 12/31/2014
Amsterdam	2.9	4.5 years
Antwerp	2.3	2.5 years
Rotterdam	5.1	4.5 years
Seaport Canaveral	2.8	2.5 years
Fujairah	7.4	4.5 years

Total	20.5

(f) Administrative Services and Secondment Agreement

We entered into an administrative services agreement (the “Administrative Services Agreement”) with VTTI Holdings, a wholly-owned subsidiary of the Partnership, pursuant to which VTTI Holdings will provide certain management and administrative services to us. Pursuant to the applicable provisions of a secondment agreement (the “Secondment Agreement”) that VTTI Holdings entered into with VTTI Services, a wholly-owned subsidiary of VTTI MLP Partners B.V., VTTI Services makes its employees available to VTTI Holdings, including the executive officers of our general partner, to provide these services. The services provided under the Administrative Services Agreement are provided in a diligent manner, as we may reasonably direct. VTTI Holdings receives a service fee in US Dollars of approximately $3.0 million per year in connection with providing services under the Administrative Services Agreement in addition to a reimbursement for all other out-of-pocket costs, expenses, disbursements and charges incurred by VTTI Holdings in connection with the administrative services.

Pursuant to the Secondment Agreement, VTTI Services, pursuant to which VTTI Services makes its employees available to VTTI Holdings, including the executive officers of our general partner, to provide the services described in the Administrative Services Agreement. VTTI Holdings reimburses VTTI Services for the costs that it incurs in providing compensation and benefits to its employees made available to VTTI Holdings with a cost mark-up of 5% applied to the salaries of back-office staff, 10% applied to the salaries of executive officers and 12.5% applied to executive officer bonuses.